                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated: October 4, 1999                      /s/ John B. Yasinsky
                                            ------------------------------------
                                            John B. Yasinsky
                                            Chief Executive Officer and Director





                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated: October 4, 1999                          /s/ Michael E. Hicks
                                                --------------------------------
                                                Michael E. Hicks
                                                Senior Vice President and Chief
                                                Financial Officer

                               POWER OF ATTORNEY
                               -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  October 4, 1999                      /s/ Patricia J. Parr
                                             ----------------------------------
                                             Patricia J. Parr
                                             Director - Audit, Accounting & Tax







                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  October 6, 1999                      /s/ Edward P. Campbell
                                             --------------------------------
                                             Edward P. Campbell
                                             Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.


Dated:  October 5, 1999                      /s/ Charles A. Corry
                                             -----------------------------------
                                             Charles A. Corry
                                             Director







                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 5, 1999                      /s/ Diane E. McGarry
                                             -----------------------------------
                                             Diane E. McGarry
                                             Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 4, 1999                      /s/ Steven W. Percy
                                             -----------------------------------
                                             Steven W. Percy
                                             Director





                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-3, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires November 30, 1999.



Dated:  October 5, 1999                      /s/ Dr. R. Byron Pipes
                                             -----------------------------------
                                             Dr. R. Byron Pipes
                                             Director